UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 4, 2013

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Lee Road
Chesterbrook, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On December 4, 2013, Auxilium Pharmaceuticals, Inc. (“Auxilium”) issued a press release announcing the ruling on Upsher-Smith Laboratories, Inc.’s (“USL”) motion for summary judgment.  The full text of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01         Other Events.

As previously disclosed, on December 28, 2012, Auxilium and CPEX Pharmaceuticals, Inc. (“CPEX”) became aware of a notice from USL that advised Auxilium of USL’s filing of a 505(b)(2) New Drug Application containing a Paragraph IV certification under 21 U.S.C. Section 314.52(c) for testosterone gel (the “USL NDA”). This Paragraph IV certification notice refers to the ten U.S. patents, covering Testim, that are listed in the Orange Book. These ten patents are owned by FCB I LLC (successor-in-interest to CPEX) (“FCB”) and are exclusively licensed to Auxilium and will expire between 2023 and 2025. On January 28, 2013, Auxilium and FCB filed a lawsuit in the United States District Court for the District of Delaware against USL for infringement of all ten patents.  As part of the legal proceedings between the companies, USL filed a motion for summary judgment that its proposed product does not infringe any of the patents.

On December 4, 2013, the court granted USL’s motion for summary judgment. USL’s NDA was granted tentative approval by the U.S. Food and Drug Administration (“FDA”) on August 16, 2013 with a brand name VogelxoTM. With the granting of USL’s summary judgment motion, the FDA may now make the approval final, at which time USL will be permitted to launch its testosterone gel product, whether or not such final approval is accompanied by a therapeutic equivalence rating.

As previously disclosed, on March 26, 2013, Auxilium submitted a Citizen Petition to the FDA with respect to USL’s NDA referencing Testim in particular, and generic testosterone gels in general. The Company requested that, in the event of FDA approval of USL’s NDA, the FDA refrain from designating USL’s testosterone gel as therapeutically equivalent to Testim, and require that the label state that the product is not interchangeable with other transdermal testosterone gels.  Although the FDA has not yet substantively replied to this Citizen Petition, the FDA did communicate to Auxilium that it has not yet resolved the issues raised in the Citizen Petition. The therapeutic equivalence rating may determine whether the product, if launched, would be launched as a generic, a branded generic, or simply another branded competitor in the TRT gel market.  It is unclear at this time when the FDA will substantively respond to Auxilium’s Citizen Petition.  Auxilium is exploring all options to respond to the threat posed to Testim and Auxilium’s revenue by any launch of USL’s testosterone gel product, whatever the therapeutic equivalence rating.  The effect of any such product is not yet known.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release, dated December 4, 2013, issued by Auxilium Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: December 4, 2013	By:	/s/ Andrew I. Koven

Andrew I. Koven
Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated December 4, 2013, issued by Auxilium Pharmaceuticals, Inc.